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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2005

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. (as seller under a Pooling and
Servicing Agreement, dated as of October 1, 2005, providing for, inter alia, the issuance of Carrington Mortgage Loan Trust, Series 2005-NC5 Asset-Backed
Pass-Through Certificates)

                    Stanwich Asset Acceptance Company, L.L.C.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                  333-124562                 20-2698835
           --------                  ----------                 ----------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)           Identification No.)

  Nine Greenwich Office Park
    Greenwich, Connecticut                                        06831
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(Address of Principal Executive                                 (Zip Code)
           Offices)

Registrant's telephone number, including area code, is (203) 661-6186

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

             On October 4, 2005, the Registrant caused the issuance and sale of
Carrington Mortgage Loan Trust, Series 2005-NC5 Asset-Backed Pass-Through
Certificates, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10,
Class M-11, Class CE, Class P, Class R-I and Class R-II Certificates (the
"Certificates") pursuant to a Pooling and Servicing Agreement dated as of
October 1, 2005, among the Registrant, New Century Mortgage Corporation, as
Servicer, and Deutsche Bank National Trust Company, as Trustee.

Item 9.01.     Financial Statements and Exhibits

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               1. Pooling and Servicing Agreement, dated as of October 1, 2005 among Stanwich Asset Acceptance Company, L.L.C., as depositor, New Century
Mortgage Corporation, as servicer, and Deutsche Bank National Trust Company, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

                                      By: /s/ Bruce M. Rose
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                                      Name:  Bruce M. Rose
                                      Title:    President

Dated:  October 19, 2005

                                    EXHIBITS

                         POOLING AND SERVICING AGREEMENT